                        ANNUAL REPORT / DECEMBER 31 1999

                             AIM MID CAP EQUITY FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

               TENDING THE GARDEN BY KONSTANTIN RODKO (1908-1995)

          THIS CHARMING FOLK-ART PAINTING BY KONSTANTIN RODKO DEPICTS

          AN ATTENTIVE GARDENER CARING FOR HER TIDY CROP. LIKE A GAR-

            DENER, FUND MANAGERS LOOK FOR GROWING COMPANIES THAT MAY

                    ONE DAY BLOSSOM INTO MAJOR CORPORATIONS.

                     -------------------------------------

AIM Mid Cap Equity seeks long-term growth of capital by investing primarily in the equity securities of mid-cap companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Equity Fund (formerly GT Global America Mid Cap Growth Fund) performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o Because Class C shares have been offered for less than a year (since 5/3/99), all Class C performance figures reflect cumulative total returns that have not yet been annualized.
o Beginning 3/1/99, Advisor Class shares were closed to new investors. Effective 2/11/00, after the close of the fiscal year, Advisor Class shares were converted to Class A shares.
o During the fiscal year ended 12/31/99, the fund paid distributions of $2.356 per Class A, Class B, Class C and Advisor Class share.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Core Funds Index represents an average of the performance of the 30 largest mid-cap core mutual funds tracked by Lipper Inc., an independent mutual fund performance monitor.
o The Russell Midcap Index comprises the capitalization-weighted average price of 800 selected common stocks of medium-size domestic companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is generally considered representative of the stock market in general.
o An investment cannot be made in any index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM MID CAP EQUITY FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on January 1, 1999, would have seen a market
     THE FUND       dominated by large-capitalization stocks and high-quality
   APPEARS HERE]    bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                      -------------------------------------

                             AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM MID CAP EQUITY FUND SHOWS
SIZZLING PERFORMANCE

HOW DID AIM MID CAP EQUITY FUND PERFORM OVER THE FISCAL YEAR?
The fund reported impressive results for the fiscal year ending December 31, 1999. Class A shares reported a total annual return of 37.13%; Class B shares, 36.25%; and Advisor Class shares, 37.59%. These returns are at net asset value and exclude sales charges. Class C shares, introduced on May 3, 1999, reported a cumulative return of 29.98%. The fund outperformed the Russell Midcap Index, which returned 18.23% over the fiscal year.

WHAT WERE MARKETS LIKE DURING THE FISCAL YEAR?
The bull market in technology stocks sent the stock market to new heights in 1999, but this tide did not lift all boats. While the S&P 500 and other market indexes reached new levels, many stocks suffered down or flat years. Among the S&P 500 stocks, 256 declined, 241 rose and three were unchanged.
    The best-performing stocks were those with the most perceived growth potential: technology, telecommunications and broadcasting stocks. Computers, e-commerce and the Internet are changing the way the world communicates and conducts business, and investors sought to capitalize on this revolution. Technology stocks dominated the market; in fact, while the S&P 500 as a whole returned 21.03% in 1999, the index's technology sector returned 75.21%.
    Stocks with no ties to information technology faced a volatile year. Investors worried about interest rates throughout 1999. In June and August, the Federal Reserve Board (the Fed) raised rates in two quarter-point moves. The Fed chose to leave rates unchanged in October but increased them by another quarter-point in November. In December, a Fed decision to leave rates unchanged sparked a market rally.
    As investors focused on growth in 1999, mid-cap stocks returned to favor because they offered the growth of small-cap stocks with less risk, and they sold at cheaper prices than large-cap stocks.

HOW DID YOU MANAGE THE FUND DURING THESE CONDITIONS?
We maintained our investment discipline of growth at a reasonable price, or GARP.
For a stock to be included in our portfolio, it must meet the following criteria:
o Earnings -- we believe earnings drive stock prices.
o Momentum -- we analyze a company's growth rate to determine whether it is accelerating or slowing.
o Value -- we look for stocks with relatively low prices compared to earnings and projected growth rates.
    Many stocks offered growth in 1999, but did not sell at reasonable prices. Some sold at low prices but didn't offer the growth we require. Since it was more difficult to find suitable stocks, we pared the portfolio from 91 to 77 holdings over the fiscal year. Even with this narrow market, we found a number of good buying opportunities in the mid-cap arena, especially in the technology and energy sectors. We looked for undiscovered gems, stocks that may have been overlooked by the markets because of restructuring, new products or management changes.

WHAT AREAS OF TECHNOLOGY DID YOU FAVOR?
Industries such as semiconductors, communications equipment and computer software and services have outperformed, and the fund has exposure in all three areas. Chip makers have recovered after several years in the doldrums. The increase is fueled by the proliferation of chips for communications and Internet

                     -------------------------------------

                        AS INVESTORS FOCUSED ON GROWTH IN

                        1999, MID-CAP STOCKS RETURNED TO

                         FAVOR BECAUSE THEY OFFERED THE

                        GROWTH OF SMALL-CAP STOCKS WITH

                      LESS RISK, AND THEY SOLD AT CHEAPER

                         PRICES THAN LARGE-CAP STOCKS.

                     -------------------------------------

FUND SHOWS DRAMATIC REBOUND

Total return excluding sales charges

================================================================================
                                   Class            Class
                                  A shares         B shares
--------------------------------------------------------------------------------
Year ended December 31, 1999       37.13%           36.25%

Year ended December 31, 1998       -4.71%           -5.41%
================================================================================

          See important fund and index disclosures inside front cover.

                             AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

[ARTWORK]

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

=====================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------
 1. Novell, Inc.                           2.88%   1. Electronics (Semiconductors)              8.54%
 2. Lattice Semiconductor Corp.            2.71    2. Computers (Software & Services)           8.29
 3. Burr-Brown Corp.                       2.35    3. Oil & Gas (Drilling & Equipment)          6.42
 4. AMFM Inc.                              2.24    4. Electrical Equipment                      5.74
 5. Molex, Inc.-Class A                    1.83    5. Health Care (Drugs-Generic & Other)       4.05
 6. Harman International Industries, Inc.  1.68    6. Foods                                     3.31
 7. BEA Systems, Inc.                      1.68    7. Communications Equipment                  3.15
 8. Teva Pharmaceutical Industries Inc.    1.57    8. Broadcasting (Television, Radio & Cable)  2.67
    -ADR (Israel)
 9. Young & Rubicam Inc.                   1.55    9. Oil & Gas (Exploration & Production)      2.65
10. Corning, Inc.                          1.55   10. Services (Advertising/Marketing)          2.57

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================================

infrastructure. Our top semiconductor holdings included Lattice Semiconductor and Burr-Brown.
    Computer software companies we liked included Novell and BEA Systems. After problems in the mid-1990s, Novell has turned its business around. The company, which makes software that connects PCs to corporate networks, has seen tremendous growth based on the success of its Internet-related products. Another software holding, BEA Systems, allows companies to bring their old mainframe computers into network and Web-based computing. In this arena this company is successfully competing against computer giant IBM.
    We also owned companies that make the nuts-and-bolts of the Internet infrastructure. Molex makes more than 100,000 kinds of electronic switches and connectors for computers, telecommunications equipment and other products. Corning makes fiber-optic cable necessary for high-speed electronic data transmission.

WHAT OTHER STOCKS DID YOU LIKE?
The portfolio is fairly eclectic. When you're buying growth at a discount, you have to be flexible because you never know where you're going to find it. Our holdings included AMFM, the largest radio station owner in the United States; Harman International, a high-end stereo component manufacturer; and Young & Rubicam, one of the largest advertising firms in the world.

WHAT'S YOUR OUTLOOK?
Mid-cap stocks are still historically undervalued. We expect them to outperform large-cap stocks over the next 12 months. Often overshadowed by well-known large-caps and the sizzling dot-com small-caps, mid-cap companies offer unique advantages. Their management is usually more seasoned than that of small-caps and startups, and they often grow faster than large-cap companies.
    Looking into 2000, many economists predict that the Fed will raise rates again to keep inflation at bay. With this expectation, the market could remain volatile for the near term. In this type of environment, it pays to maintain our disciplined investment strategy. The fund will continue to look for buying opportunities during market troughs and selling opportunities at peaks.

                     -------------------------------------

                       THE PORTFOLIO IS FAIRLY ECLECTIC.

                          WHEN YOU'RE BUYING GROWTH AT

                      A DISCOUNT, YOU HAVE TO BE FLEXIBLE

                          BECAUSE YOU NEVER KNOW WHERE

                            YOU'RE GOING TO FIND IT.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                            AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM MID CAP EQUITY FUND VS. BENCHMARK INDEX

6/9/87-12/31/99

in thousands
=============================================================
                        AIM Mid Cap                  Russell
                        Equity Fund                  Midcap
                        Class A shares               Index
-------------------------------------------------------------

5/31/87                  10406.6
6/9/87                      9452
12/31/87                    8091                       8525.9
12/31/88                    8992                      10214.2
12/31/89                   13917                      12897.6
12/31/90                   12887                      11414.8
12/31/91                   15373                      16153.3
12/31/92                   20253                      18792.8
12/31/93                   21943                      21480.4
12/31/94                   25385                      21030.9
12/31/95                   31281                      28277.0
12/31/96                   36177                      33649.6
12/31/97                   41260                      43411.4
12/31/98                   39317                      47793.8
12/31/99                   53916                      56507.4

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
=============================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

=============================================================
CLASS A SHARES

Inception (6/9/87)              14.35%

10 years                        13.86

5 years                         14.95

1 year                          29.62*

*37.13% excluding sales charges

CLASS B SHARES

Inception (4/1/93)              16.12%

5 years                         15.25

1 year                          31.25*

*36.25% excluding CDSC

CLASS C SHARES

Inception (5/03/99)             28.98%*

*cumulative return; 29.98% excluding CDSC

ADVISOR CLASS SHARES*

Inception (6/1/95)              14.07

1 year                          37.59

*Advisor Class shares were closed to new investors on 3/1/99.
=============================================================

Your fund's total return includes sales charges, expenses, and management fees. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and description of the index cited on this page, please see the inside front cover.

ABOUT THIS CHART

The chart compares your fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 6/9/87-12/31/99. (Data for the index is for the period 5/31/87-12/31/99.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell Midcap Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.


                             AIM MID CAP EQUITY FUND

                        ANNUAL REPORT / FOR CONSIDERATION


EVERY INVESTMENT PORTFOLIO
CAN BENEFIT FROM REGULAR CHECKUPS

[PHOTO]

CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds

o   A list of all your expenses, including likely future expenses

o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

o   How can I estimate what my goals will cost?

o   How much money do I need to invest, and how often?

o   How many different kinds of investments do I need?

o   How do I determine my risk tolerance?

o   What are the possible risks of the investments you've suggested?

o What effect will these investments have on my taxes? What forms will I need to file?

o   How often do I need to revise my plan?

o   How will I know how my investments are doing?

o   How can I make changes to my plan?

o   What kinds of communication will I get from you?

o   Where can I get more information on what we've talked about?

o   What do I need to do after this meeting?

Once a year, you and your financial advisor should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial advisors.
    Financial advisors can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. An advisor who knows you well and understands your needs can make all the difference in your financial future. He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your advisor needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial advisors take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial advisor:
o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets
    Take along our checklist (left) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial advisor can keep you moving toward your goals, especially when your life circumstances or financial needs change.

                             AIM MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-77.11%

BANKS (REGIONAL)-1.40%

Bank United Corp.-Class A                92,000   $  2,507,000
--------------------------------------------------------------
UnionBanCal Corp.                        55,000      2,169,062
--------------------------------------------------------------
                                                     4,676,062
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.94%

Adolph Coors Co.                         60,000      3,150,000
--------------------------------------------------------------

BIOTECHNOLOGY-0.78%

CV Therapeutics, Inc.(a)                100,000      2,606,250
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.67%

Ackerley Group, Inc. (The)               80,000      1,450,000
--------------------------------------------------------------
AMFM Inc.(a)                             95,500      7,472,875
--------------------------------------------------------------
                                                     8,922,875
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.90%

Sigma-Aldrich Corp.                     120,000      3,607,500
--------------------------------------------------------------
Valspar Corp. (The)                      65,000      2,721,875
--------------------------------------------------------------
                                                     6,329,375
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.15%

ANTEC Corp.(a)                           40,000      1,460,000
--------------------------------------------------------------
Corning, Inc.                            40,000      5,157,500
--------------------------------------------------------------
PairGain Technologies, Inc.(a)          275,000      3,901,562
--------------------------------------------------------------
                                                    10,519,062
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-8.29%

BEA Systems, Inc.(a)                     80,000      5,595,000
--------------------------------------------------------------
C-bridge Internet Solutions,
  Inc.(a)                                28,300      1,376,087
--------------------------------------------------------------
IONA Technologies PLC-ADR
  (Ireland)(a)                           45,000      2,452,500
--------------------------------------------------------------
Netegrity, Inc.(a)                       40,000      2,277,500
--------------------------------------------------------------
Novell, Inc.(a)                         240,700      9,612,956
--------------------------------------------------------------
Parametric Technology Co.(a)            160,000      4,330,000
--------------------------------------------------------------
Synopsys, Inc.(a)                        30,000      2,002,500
--------------------------------------------------------------
                                                    27,646,543
--------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-1.43%

Martin Marietta Materials, Inc.          70,000      2,870,000
--------------------------------------------------------------
Southdown, Inc.                          37,000      1,910,125
--------------------------------------------------------------
                                                     4,780,125
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.73%

US Foodservice, Inc.(a)                 145,200      2,432,100
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRICAL EQUIPMENT-5.74%

American Power Conversion Corp.(a)      150,000   $  3,956,250
--------------------------------------------------------------
Harman International Industries,
  Inc.                                  100,000      5,612,500
--------------------------------------------------------------
Molex, Inc.-Class A                     135,100      6,113,275
--------------------------------------------------------------
Vishay Intertechnology, Inc.(a)         110,000      3,478,750
--------------------------------------------------------------
                                                    19,160,775
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-1.79%

Agilent Technologies, Inc.(a)            43,500      3,363,094
--------------------------------------------------------------
Avnet, Inc.                              43,000      2,601,500
--------------------------------------------------------------
                                                     5,964,594
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-1.26%

PE Corp-PE Biosystems Group              35,000      4,210,937
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-8.54%

Altera Corp.(a)                          30,000      1,486,875
--------------------------------------------------------------
Amkor Technology, Inc.(a)                80,000      2,260,000
--------------------------------------------------------------
Atmel Corp.(a)                           76,000      2,246,750
--------------------------------------------------------------
Burr-Brown Corp.(a)                     217,500      7,857,187
--------------------------------------------------------------
Cypress Semiconductor Corp.(a)           75,000      2,428,125
--------------------------------------------------------------
Dallas Semiconductor Corp.               49,000      3,157,437
--------------------------------------------------------------
Lattice Semiconductor Corp.(a)          192,000      9,048,000
--------------------------------------------------------------
                                                    28,484,374
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.53%

Rudolph Technologies, Inc.(a)            98,000      3,283,000
--------------------------------------------------------------
Teradyne, Inc.(a)                        78,000      5,148,000
--------------------------------------------------------------
                                                     8,431,000
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.55%

Ambac Financial Group, Inc.              35,000      1,826,562
--------------------------------------------------------------

FOODS-3.31%

Earthgrains Co. (The)                   122,000      1,967,250
--------------------------------------------------------------
International Home Foods, Inc.(a)       150,000      2,606,250
--------------------------------------------------------------
Keebler Foods Co.(a)                    110,000      3,093,750
--------------------------------------------------------------
Suiza Foods Corp.(a)                     85,000      3,368,125
--------------------------------------------------------------
                                                    11,035,375
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.95%

Mallinckrodt, Inc.                      100,000      3,181,250
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-4.05%

Biovail Corp. International
  (Canada)(a)                            50,000      4,687,500
--------------------------------------------------------------
Jones Pharma, Inc.                       83,100      3,609,656
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-GENERIC & OTHER)-(CONTINUED)

Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                      73,000   $  5,233,187
--------------------------------------------------------------
                                                    13,530,343
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.41%

Sybron International Corp.(a)           190,000      4,690,625
--------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.91%

Dial Corp. (The)                        125,000      3,039,063
--------------------------------------------------------------

HOUSEWARES-0.99%

Fortune Brands, Inc.                    100,000      3,306,250
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.30%

Mattel, Inc.                             76,000        997,500
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.19%

Applied Power, Inc.-Class A             108,100      3,972,675
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.69%

Pentair, Inc.                            60,000      2,310,000
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.79%

Mettler-Toledo International,
  Inc.(a)                                65,000      2,482,188
--------------------------------------------------------------
Millipore Corp.                          90,000      3,476,250
--------------------------------------------------------------
                                                     5,958,438
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-6.42%

BJ Services Co.(a)                      109,900      4,595,194
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  75,800      3,709,463
--------------------------------------------------------------
Rowan Companies, Inc.(a)                194,000      4,207,375
--------------------------------------------------------------
Santa Fe International Corp.            149,000      3,855,375
--------------------------------------------------------------
Transocean Sedco Forex Inc.              45,600      1,536,150
--------------------------------------------------------------
Weatherford International, Inc.(a)       88,400      3,530,475
--------------------------------------------------------------
                                                    21,434,032
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-2.65%

Apache Corp.                             50,000      1,846,875
--------------------------------------------------------------
Burlington Resources, Inc.               63,000      2,082,938
--------------------------------------------------------------
Devon Energy Corp.                       50,000      1,643,750
--------------------------------------------------------------
EOG Resources, Inc.                     125,000      2,195,313
--------------------------------------------------------------
Noble Affiliates, Inc.                   50,000      1,071,875
--------------------------------------------------------------
                                                     8,840,751
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
PUBLISHING-1.06%

Meredith Corp.                           85,000   $  3,543,438
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.37%

New York Times Co. (The)-Class A         25,000      1,228,125
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.43%

Ames Department Stores, Inc.(a)         120,000      3,457,500
--------------------------------------------------------------
Consolidated Stores Corp.(a)             80,000      1,300,000
--------------------------------------------------------------
                                                     4,757,500
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.44%

Abercrombie & Fitch Co.-Class A(a)       55,000      1,467,813
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-2.57%

Infinity Broadcasting Corp.-Class
  A(a)                                   93,975      3,400,720
--------------------------------------------------------------
Young & Rubicam Inc.                     73,000      5,164,750
--------------------------------------------------------------
                                                     8,565,470
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.38%

Convergys Corp.(a)                      150,000      4,612,500
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.49%

Broadwing Inc.(a)                       134,875      4,973,516
--------------------------------------------------------------

TELEPHONE-1.14%

CenturyTel, Inc.                         80,000      3,790,000
--------------------------------------------------------------

TEXTILES (APPAREL)-0.57%

Jones Apparel Group, Inc.(a)             70,000      1,898,750
--------------------------------------------------------------

WASTE MANAGEMENT-0.30%

Republic Services, Inc.(a)               70,000      1,006,250
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $177,698,491)                                257,280,298
--------------------------------------------------------------

MONEY MARKET FUNDS-22.88%

STIC Liquid Assets Portfolio(b)      38,181,760     38,181,760
--------------------------------------------------------------
STIC Prime Portfolio(b)              38,181,760     38,181,760
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $76,363,520)                                  76,363,520
--------------------------------------------------------------
TOTAL INVESTMENTS-99.99% (Cost
  $254,062,011)                                    333,643,818
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.01%                     24,463
--------------------------------------------------------------
NET ASSETS-100.00%                                $333,668,281
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $254,062,011)                              $333,643,818
---------------------------------------------------------
Receivables for:
  Fund shares sold                                829,319
---------------------------------------------------------
  Dividends and interest                          468,876
---------------------------------------------------------
  Due from advisor                                  8,097
---------------------------------------------------------
Other assets                                       24,619
---------------------------------------------------------
    Total assets                              334,974,729
---------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                          612,291
---------------------------------------------------------
Accrued advisory fees                             192,137
---------------------------------------------------------
Accrued distribution fees                         311,051
---------------------------------------------------------
Accrued transfer agent fees                        87,356
---------------------------------------------------------
Accrued operating expenses                        103,613
---------------------------------------------------------
    Total liabilities                           1,306,448
---------------------------------------------------------
Net assets applicable to shares outstanding  $333,668,281
=========================================================

NET ASSETS:

Class A                                      $178,550,386
=========================================================
Class B                                      $151,391,453
=========================================================
Class C                                      $  1,564,451
=========================================================
Advisor Class                                $  2,161,991
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         7,604,868
=========================================================
Class B                                         6,815,706
=========================================================
Class C                                            70,488
=========================================================
Advisor Class                                      91,136
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      23.48
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.48 divided
    by 94.50%)                               $      24.85
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      22.21
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      22.19
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                          $      23.72
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $4,699 foreign withholding
tax)                                          $ 1,675,118
---------------------------------------------------------
Interest                                        2,203,902
---------------------------------------------------------
Security lending income                           168,057
---------------------------------------------------------
    Total investment income                     4,047,077
---------------------------------------------------------

EXPENSES:

Advisory and administrative fees                2,111,743
---------------------------------------------------------
Accounting service fees                            86,264
---------------------------------------------------------
Trustees fees                                      13,743
---------------------------------------------------------
Distribution fees -- Class A                      541,241
---------------------------------------------------------
Distribution fees -- Class B                    1,348,273
---------------------------------------------------------
Distribution fees -- Class C                        3,130
---------------------------------------------------------
Transfer agent fees                               799,789
---------------------------------------------------------
Other                                             226,098
---------------------------------------------------------
    Total expenses                              5,130,281
---------------------------------------------------------
Less: Expenses paid indirectly                     (5,433)
---------------------------------------------------------
     Net expenses                               5,124,848
---------------------------------------------------------
Net investment income (loss)                   (1,077,771)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                        72,380,220
---------------------------------------------------------
  Options contracts written                       147,118
---------------------------------------------------------
                                               72,527,338
---------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                        17,911,472
---------------------------------------------------------
  Option contracts written                      2,084,709
---------------------------------------------------------
                                               19,996,181
---------------------------------------------------------
    Net gain from investment securities and
       option contracts                        92,523,519
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $91,445,748
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                    1999            1998
                                                                ------------    -------------

OPERATIONS:

  Net investment income (loss)                                  $ (1,077,771)   $  (6,126,755)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                              72,527,338       (7,289,125)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                    19,996,181       (5,896,122)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  91,445,748      (19,312,002)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (16,323,689)      (8,638,559)
---------------------------------------------------------------------------------------------
  Class B                                                        (14,494,421)      (8,762,197)
---------------------------------------------------------------------------------------------
  Class C                                                           (129,452)
---------------------------------------------------------------------------------------------
  Advisor Class                                                     (193,799)         (46,305)
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (34,855,409)     (59,340,039)
---------------------------------------------------------------------------------------------
  Class B                                                        (40,751,032)     (69,635,070)
---------------------------------------------------------------------------------------------
  Class C                                                          1,442,045               --
---------------------------------------------------------------------------------------------
  Advisor Class                                                      909,831           70,469
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        (12,950,178)    (165,663,703)
=============================================================================================

NET ASSETS:

  Beginning of period                                            346,618,459      512,282,162
---------------------------------------------------------------------------------------------
  End of period                                                 $333,668,281    $ 346,618,459
---------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $222,894,326    $ 295,648,297
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                               31,192,148       (8,615,464)
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                              79,581,807       59,585,626
---------------------------------------------------------------------------------------------
                                                                $333,668,281    $ 346,618,459
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Equity Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund discontinued sales of the Advisor Class to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $1,077,771, undistributed net realized gains decreased by $1,578,365 and paid-in capital increased by $500,594 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $86,264 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $705,008 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $541,241, $1,348,273 and $3,130, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $40,399 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM

Distributors received $684 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $5,433 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $5,433 during the year ended December 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At December 31, 1999, securities with an aggregate value of $10,500,888 were on loan to brokers. The loans were secured by cash collateral of $10,710,957 received by the Portfolio. For the year ended December 31, 1999, the Portfolio received fees of $168,057 for securities lending.
  For international securities, cash collateral is received by the fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. The collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $214,006,640 and $364,205,155, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $85,698,986
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (7,113,627)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $78,585,359
=========================================================

Cost of investments for tax purposes is $255,058,459.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
                                    ---------   ----------
Beginning of year                     11,068    $2,262,028
------------------------------      --------    ----------
Written                                1,828       245,858
------------------------------      --------    ----------
Closed                                (1,847)     (123,476)
------------------------------      --------    ----------
Exercised                            (10,049)   (2,311,412)
------------------------------      --------    ----------
Expired                               (1,000)      (72,998)
------------------------------      --------    ----------
End of year                               --            --
==============================      ========    ==========

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                        1999                         1998
                                                              -------------------------   ---------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
Sold:
  Class A                                                      2,331,884   $ 45,474,921    23,952,734   $ 505,999,810
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        743,118     14,758,662     5,833,056     120,542,669
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        67,678      1,380,504            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   49,583      1,032,846       887,277      18,970,978
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        685,215     14,958,133       448,265       7,998,160
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        648,821     13,404,549       471,450       8,052,203
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                         5,521        114,003            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                    8,785        193,799         2,579          46,305
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (4,913,896)   (95,288,463)  (27,068,413)   (573,338,009)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,686,690)   (68,914,243)   (9,774,765)   (198,229,942)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (2,711)       (52,462)           --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (15,098)      (316,814)     (896,015)    (18,946,814)
---------------------------------------------------------------------------------------------------------------------
                                                              (4,077,790)  $(73,254,565)   (6,143,832)  $(128,904,640)
=====================================================================================================================

* Class C Shares Commenced sales on May 3, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during each of the years in the five-year period ended December 31, 1999, for a share of Class C outstanding during the period May 3, 1999 (date sales commenced) through December 31, 1999 and for a share of Advisor Class outstanding each of the years in four-year period ended December 31, 1999 and the period June 1, 1995 (date sales commenced) through December 31, 1995.

                                                                                       Class A
                                                               -------------------------------------------------------
                                                               1999(a)        1998(a)     1997       1996       1995
                                                               --------      --------   --------   --------   --------
Net asset value, beginning of period                           $  18.97     $  21.01   $  20.77   $  19.07   $  17.69
------------------------------------------------------------   --------     --------   --------   --------   --------
Income from investment operations:
 Net investment income (loss)                                     (0.01)       (0.24)     (0.20)      0.03       0.24
------------------------------------------------------------   --------     --------   --------   --------   --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                     6.88        (0.81)      3.00       2.96       3.93
------------------------------------------------------------   --------     --------   --------   --------   --------
   Total from investment operations                                6.87        (1.05)      2.80       2.99       4.17
------------------------------------------------------------   --------     --------   --------   --------   --------
Less distributions:
 Dividends from net investment income                                --           --         --         --      (0.21)
------------------------------------------------------------   --------     --------   --------   --------   --------
 Distributions from net realized gains                            (2.36)       (0.99)     (2.56)     (1.29)     (2.58)
------------------------------------------------------------   --------     --------   --------   --------   --------
   Total distributions                                            (2.36)       (0.99)     (2.56)     (1.29)     (2.79)
------------------------------------------------------------   --------     --------   --------   --------   --------
Net asset value, end of period                                 $  23.48     $  18.97   $  21.01   $  20.77   $  19.07
============================================================   ========     ========   ========   ========   ========
Total return(b)                                                   37.13%       (4.71)%    14.05%     15.65%     23.23%
============================================================   ========     ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s omitted)                      $178,550     $180,258   $255,674   $343,427   $396,291
============================================================   ========     ========   ========   ========   ========
Ratio of expenses to average net assets:
 With fee waivers                                                  1.46%(c)     1.56%      1.37%      1.36%      1.46%
============================================================   ========     ========   ========   ========   ========
 Without fee waivers                                               1.46%(c)     1.57%      1.48%      1.41%        --
============================================================   ========     ========   ========   ========   ========
Ratio of net investment income (loss) to average net assets:
 With fee waivers                                                 (0.07)%(c)   (1.09)%    (0.90)%     0.12%      1.24%
============================================================   ========     ========   ========   ========   ========
 Without fee waivers                                              (0.07)%(c)   (1.10)%    (1.01)%     0.07%        --
============================================================   ========     ========   ========   ========   ========
Portfolio turnover rate                                              90%         168%       190%       253%        71%
============================================================   ========     ========   ========   ========   ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) Ratios are based on average net assets of $154,640,295.

                                                                                                             Class C
                                                                                                           ------------
                                                                                                            May 3, 1999
                                                                          Class B                             through
                                                  -------------------------------------------------------   December 31,
                                                  1999(a)        1998(a)     1997       1996       1995       1999(a)
                                                  --------      --------   --------   --------   --------   ------------
Net asset value, beginning of period              $  18.16      $  20.31   $  20.28   $  18.77   $  17.50      $19.02
-----------------------------------------------   --------      --------   --------   --------   --------      ------
Income from investment operations:
 Net investment income (loss)                        (0.14)        (0.38)     (0.34)     (0.11)      0.10       (0.10)
-----------------------------------------------   --------      --------   --------   --------   --------      ------
 Net gains (losses) on securities (both
   realized and unrealized)                           6.55         (0.78)      2.93       2.91       3.87        5.63
-----------------------------------------------   --------      --------   --------   --------   --------      ------
   Total from investment operations                   6.41         (1.16)      2.59       2.80       3.97        5.53
-----------------------------------------------   --------      --------   --------   --------   --------      ------
Less distributions:
 Dividends from net investment income                   --            --         --         --      (0.12)         --
-----------------------------------------------   --------      --------   --------   --------   --------      ------
 Distributions from net realized gains               (2.36)        (0.99)     (2.56)     (1.29)     (2.58)      (2.36)
-----------------------------------------------   --------      --------   --------   --------   --------      ------
   Total distributions                               (2.36)        (0.99)     (2.56)     (1.29)     (2.70)      (2.36)
-----------------------------------------------   --------      --------   --------   --------   --------      ------
Net asset value, end of period                    $  22.21      $  18.16   $  20.31   $  20.28   $  18.77      $22.19
===============================================   ========      ========   ========   ========   ========      ======
Total return(b)                                      36.25%        (5.41)%    13.35%     14.82%     22.42%      29.98%
===============================================   ========      ========   ========   ========   ========      ======
Ratios/supplemental data:
 Net assets, end of period (000s omitted)         $151,392      $165,447   $255,468   $334,590   $348,435      $1,564
===============================================   ========      ========   ========   ========   ========      ======
Ratio of expenses to average net assets:
 With fee waivers                                     2.11%(c)      2.21%      2.02%      2.01%      2.11%       2.11%(c)(d)
===============================================   ========      ========   ========   ========   ========      ======
 Without fee waivers                                  2.11%(c)      2.22%      2.13%      2.06%        --        2.11%(c)(d)
===============================================   ========      ========   ========   ========   ========      ======
Ratio of net investment income (loss) to
 average net assets:
 With fee waivers                                    (0.72)%(c)    (1.74)%    (1.55)%    (0.53)%     0.59%      (0.72)%(c)(d)
===============================================   ========      ========   ========   ========   ========      ======
 Without fee waivers                                 (0.72)%(c)    (1.75)%    (1.66)%    (0.58)%       --       (0.72)%(c)(d)
===============================================   ========      ========   ========   ========   ========      ======
Portfolio turnover rate                                 90%          168%       190%       253%        71%         90%
===============================================   ========      ========   ========   ========   ========      ======


                                                                 Advisor Class
                                                 ---------------------------------------------
                                                 1999(a)   1998(a)     1997     1996     1995
                                                 -------   --------   ------   ------   ------
Net asset value, beginning of period             $19.08     $21.10    $20.76   $19.05   $20.61
-----------------------------------------------  ------     ------    ------   ------   ------
Income from investment operations:
 Net investment income (loss)                      0.06      (0.17)    (0.15)    0.09     0.21
-----------------------------------------------  ------     ------    ------   ------   ------
 Net gains (losses) on securities (both
   realized and unrealized)                        6.94      (0.86)     3.05     2.91     1.09
-----------------------------------------------  ------     ------    ------   ------   ------
   Total from investment operations                7.00      (1.03)     2.90     3.00     1.30
-----------------------------------------------  ------     ------    ------   ------   ------
Less distributions:
 Dividends from net investment income                --         --        --       --    (0.28)
-----------------------------------------------  ------     ------    ------   ------   ------
 Distributions from net realized gains            (2.36)     (0.99)    (2.56)   (1.29)   (2.58)
-----------------------------------------------  ------     ------    ------   ------   ------
   Total distributions                            (2.36)     (0.99)    (2.56)   (1.29)   (2.86)
-----------------------------------------------  ------     ------    ------   ------   ------
Net asset value, end of period                   $23.72     $19.08    $21.10   $20.76   $19.05
===============================================  ======     ======    ======   ======   ======
Total return(b)                                   37.59%     (4.59)%   14.54%   15.72%    6.01%
===============================================  ======     ======    ======   ======   ======
Ratios/supplemental data:
 Net assets, end of period (000s omitted)        $2,162       $913    $1,140   $1,986   $1,394
===============================================  ======     ======    ======   ======   ======
Ratio of expenses to average net assets:
 With fee waivers                                  1.11%(c)   1.21%     1.02%    1.01%    1.11%
===============================================  ======     ======    ======   ======   ======
 Without fee waivers                               1.11%(c)   1.22%     1.13%    1.06%      --
===============================================  ======     ======    ======   ======   ======
Ratio of net investment income (loss) to
 average net assets:
 With fee waivers                                  0.28%(c)  (0.74)%    0.55%    0.47%    1.59%(d)
===============================================  ======     ======    ======   ======   ======
 Without fee waivers                               0.28%(c)  (0.75)%   (0.66)%   0.42%      --
===============================================  ======     ======    ======   ======   ======
Portfolio turnover rate                              90%       168%      190%     253%      71%
===============================================  ======     ======    ======   ======   ======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $134,827,348, $470,111 and $1,494,316 for Class B, Class C and Advisor Class, respectively.
(d) Annualized.

NOTE 10-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The effective date of this conversion was February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Mid Cap Equity Fund
                       (formerly AIM Mid Cap Growth Fund):

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Equity Fund (hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 16, 2000

BOARD OF TRUSTEES                              OFFICERS                       OFFICE OF THE FUND
C. Derek Anderson                              Robert H. Graham               11 Greenway Plaza
Senior Managing Partner, Plantagenet Capital   Chairman and President         Suite 100
Management, LLC (an investment                                                Houston, TX 77046
partnership); Chief Executive Officer,         Dana R. Sutton
Plantagenet Holdings, Ltd.                     Vice President and Treasurer   INVESTMENT MANAGER
(an investment banking firm)
                                               Samuel D. Sirko                A I M Advisors, Inc.
Frank S. Bayley                                Vice President and Secretary   11 Greenway Plaza
Partner, law firm of                                                          Suite 100
Baker & McKenzie                               Melville B. Cox                Houston, TX 77046
                                               Vice President
Robert H. Graham                                                              TRANSFER AGENT
President and Chief Executive Officer,         Mary J. Benson
A I M Management Group Inc.                    Assistant Vice President and   A I M Fund Services, Inc.
                                               Assistant Treasurer            P.O. Box 4739
Ruth H. Quigley                                                               Houston, TX 77210-4739
Private Investor                               Sheri Morris
                                               Assistant Vice President and   CUSTODIAN
                                               Assistant Treasurer
                                                                              State Street Bank and Trust Company
                                               Gary T. Crum                   225 Franklin Street
                                               Vice President                 Boston, MA 02110

                                               Carol F. Relihan               COUNSEL TO THE FUND
                                               Vice President
                                                                              Kirkpatrick & Lockhart LLP
                                               Nancy L. Martin                1800 Massachusetts Avenue, N.W.
                                               Assistant Secretary            Washington, D.C. 20036-1800

                                               Ofelia M. Mayo                 COUNSEL TO THE TRUSTEES
                                               Assistant Secretary
                                                                              Paul, Hastings, Janofsky & Walker LLP
                                               Kathleen J. Pflueger           Twenty Third Floor
                                               Assistant Secretary            555 South Flower Street
                                                                              Los Angeles, CA 90071

                                                                              DISTRIBUTOR

                                                                              A I M Distributors, Inc.
                                                                              11 Greenway Plaza
                                                                              Suite 100
                                                                              Houston, TX 77046

                                                                              AUDITORS

                                                                              PricewaterhouseCoopers LLP
                                                                              160 Federal St.
                                                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM Mid Cap Equity Fund paid ordinary dividends in the amount of $1.8765 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 3.00% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $6,839,175 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

                     -------------------------------------

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                             AIM MID CAP EQUITY FUND

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                     A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund               AIM Money Market Fund                  in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund               approximately $160 billion in assets for more than
AIM Capital Development Fund                                                    6.6 million shareholders, including individual
AIM Constellation Fund(1)                INTERNATIONAL GROWTH FUNDS             investors, corporate clients and financial
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund   institutions, as of December 31, 1999.
AIM Large Cap Growth Fund                AIM Asian Growth Fund                      The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund            is distributed nationwide, and AIM today is the
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(4)            eighth-largest mutual fund complex in the United
AIM Mid Cap Opportunities Fund           AIM European Development Fund          States in assets under management, according to
AIM Select Growth Fund                   AIM International Equity Fund          Strategic Insight, an independent mutual fund
AIM Small Cap Growth Fund(2)             AIM Japan Growth Fund                  monitor.
AIM Small Cap Opportunities Fund(3)      AIM Latin American Growth Fund
AIM Value Fund                           AIM New Pacific Growth Fund
AIM Weingarten Fund
                                         GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                    AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                    AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund             GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                        AIM Global Growth & Income Fund
AIM Basic Value Fund                     AIM Global Utilities Fund
AIM Charter Fund
                                         GLOBAL INCOME FUNDS
INCOME FUNDS                             AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                   AIM Global Government Income Fund
AIM High Yield Fund                      AIM Global Income Fund
AIM High Yield Fund II                   AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund         THEME FUNDS
AIM Limited Maturity Treasury Fund       AIM Global Consumer Products and Services Fund
                                         AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Health Care Fund
AIM High Income Municipal Fund           AIM Global Infrastructure Fund
AIM Municipal Bond Fund                  AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund           AIM Global Trends Fund(6)


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

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